EXHIBIT 10.9.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 3, 2002 (this "Amendment"), is among WINN-DIXIE STORES, INC. (the "Borrower"), the
        ---------                                               --------
Lenders (as defined below) signatories hereto and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative
                                                                  --------------
Agent").
-----
                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), the Administrative Agent,
                                            -------
Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated ("ML &
                                                                            ----
Co."), as the Syndication  Agent,  Harris Trust and Savings Bank, Fleet National
--
Bank and Credit Lyonnais New York Branch, as the Documentation Agents, and First Union Securities, Inc. (doing business as Wachovia Securities) and ML & Co., as joint lead Arrangers, are parties to the Credit Agreement, dated as of March 29, 2001 (as modified prior to the date hereof by the First Amendment dated as of March 14, 2002, the "Existing Credit Agreement", and together with this
                         ---------------------------
Amendment, the "Credit Agreement");
                ----------------

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration  (the  receipt  and  sufficiency  of  which  is  hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain  Definitions.  The following terms (whether or not
                      --------------------
underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.
          --------------------                    --------

         "Amendment" is defined in the preamble.
          ---------                    --------

         "Borrower" is defined in the preamble.
          --------                    --------

         "Credit Agreement" is defined in the first recital.
          ----------------                    -------------

         "Existing Credit Agreement" is defined in the first recital.
          -------------------------                    -------------

         "Second Amendment Effective Date" is defined in Subpart 4.1.
          -------------------------------                -----------

         "Lenders" is defined in the first recital.
          -------                    -------------

         "ML & Co." is defined in the first recital.
          --------                    -------------

         SUBPART 1.2. Other  Definitions.  Terms for which meanings are provided
                      ------------------
in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

         SUBPART 2.1.  Amendment to Article I. Article I of the Existing  Credit
                       ----------------------
Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.
                                               --------------         -----

         SUBPART 2.2.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical order:

         "Fort Worth Division" means all plants, warehouses,  stores, equipment,
          -------------------
inventory and related assets and properties of the Borrower and its Subsidiaries located in Texas or Oklahoma.

         "Second Amendment" means the Second Amendment, dated as of May 3, 2002,
          ----------------
to this Agreement among the Borrower, the Administrative Agent and the Lenders parties thereto.

         "Second  Amendment  Effective  Date" is defined  in Subpart  4.1 of the
          -------------------------------                    -----------
Second Amendment.

         SUBPART 2.2.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "EBITDA" appearing therein by (a) deleting the word "and" appearing immediately prior to subclause (v) thereof and
(b) inserting the following immediately after subclause (v) thereof:

         ", and (vi) non-recurring restructuring and other non-recurring charges and a non-recurring inventory write-down relating to the Borrower and its Subsidiaries' divestiture of the Fort Worth Division disclosed in writing to the Lenders prior to the Second Amendment Effective Date."

         SUBPART 2.2.3. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Tangible Net Worth" appearing therein by inserting the phrase "; provided, that such calculation shall exclude
                                   --------
any impact upon the consolidated stockholders' equity of the Borrower and its Subsidiaries resulting from their divestiture of the Fort Worth Division" immediately prior to the punctuation mark "." in the fourth line thereof.

         SUBPART 2.2.  Amendment  to  Article  VII.  Article VII of the Existing
                       ---------------------------
Credit Agreement is hereby amended in accordance with Subpart 2.2.1.
                                                      -------------

         SUBPART 2.2.1. Clause (b) of Section 7.2.11 of the Existing Credit Agreement is hereby amended by inserting the phrase "; provided, that assets
                                                          --------
sold during the 2002 Fiscal Year shall not account for usage of such $200,000,000 basket" immediately prior to the punctuation mark ";" at the end of subclause (i) thereof.

                                    PART III
                       LIMITED WAIVER TO CREDIT AGREEMENT

         SUBPART 3.1. Effective on (and subject to the occurrence of) the Second Amendment Effective Date, in connection with Dispositions made pursuant to
Section 7.2.11(b) of the Existing Credit Agreement and completed, or to be completed, during the 2002 Fiscal Year, the Lenders waive compliance with
Section 7.2.11(b)(i) of the Existing Credit Agreement restricting the aggregate fair market value, as well as the aggregate book value, of all assets Disposed of in any Fiscal Year to a maximum of $50,000,000 for (and only for) the 2002 Fiscal Year; provided, that such Dispositions completed following the Second
              --------
Amendment Effective Date shall be deemed to have fully utilized the remaining available balance, if any, as of the Second Amendment Effective Date for the 2002 Fiscal Year under such $50,000,000 basket. Except as so waived, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with their terms.

                                    PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Effectiveness. This Amendment and the amendments contained
                      -------------
herein shall  become  effective  on the date (the  "Second  Amendment  Effective
                                                    ----------------------------
Date")  when  each of the  conditions  set forth in this  Part  shall  have been
----
fulfilled to the satisfaction of the Administrative Agent.

         SUBPART 4.2.1.  Execution of  Counterparts.  The  Administrative  Agent
                         --------------------------
shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Borrower, the Administrative Agent and the Required Lenders.

         SUBPART  4.2.2.  Amendment  Fee.  The  Administrative  Agent shall have
                          --------------
received by no later than 12:00 noon (New York time), May 6, 2002, for the account of each Lender having delivered an executed counterpart of this Amendment by no later than 5:00 p.m. (New York time), May 3, 2002, an amendment fee in an aggregate amount equal to .10% of the sum of each such Lender's Percentage of (a) the aggregate 364 Day Revolving Loan Commitment Amount plus
(b) the aggregate Five Year Revolving Loan Commitment Amount plus (c) the aggregate outstanding principal amount of the Term Loans (in each case, after giving effect to this Amendment).

         SUBPART 4.2.3. Legal Details,  etc. All documents executed or submitted
                        -------------------
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                     PART V
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

         SUBPART 5.1.  Continuing  Effectiveness,  etc. As amended  hereby,  the
                       -------------------------------
Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 10.3 of the Credit Agreement to pay all fees and expenses of the Administrative Agent in connection with this Amendment and other ongoing administration of the Credit Agreement since the last invoice it received, including reasonable fees and other charges of Shearman & Sterling in connection therewith.

         SUBPART  5.2.   Amendment  Fee.  The  Borrower  shall  deliver  to  the
                         --------------
Administrative Agent by no later than 12:00 noon (New York time), May 13, 2002, for the account of each Lender having delivered an executed counterpart of this Amendment on or after May 6, 2002 but prior to 5:00 p.m. (New York time), May 10, 2002, an amendment fee in an amount equal to .05% of the sum of each such Lender's Percentage of (a) the aggregate 364 Day Revolving Loan Commitment Amount plus (b) the aggregate Five Year Revolving Loan Commitment Amount plus
(c) the aggregate outstanding principal amount of the Term Loans (in each case, after giving effect to this Amendment).

         SUBPART 5.3. Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

SUBPART 5.4.      Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE  UNDER
                  -------------
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 5.5.      Successors and Assigns.  This Amendment shall be binding  upon
                  ----------------------
the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

         SUBPART 5.6.  Representations  and  Warranties.  In order to induce the
                       --------------------------------
Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Second Amendment Effective Date as if made on the Second Amendment Effective Date and after giving effect to the Second Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); (b) as of the Second Amendment Effective Date, no Dispositions pursuant to Section 7.2.11(b) of the Existing Credit Agreement have been completed by the Borrower and its Subsidiaries during the 2002 Fiscal Year; and (c) no Default has occurred and been continuing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.


                                     WINN-DIXIE STORES, INC.


                                     By:     /S/ KELLIE D. ROSS
                                             ------------------
                                                 KELLIE D. ROSS

                                     Title:   Vice President Strategic Planning
                                              and Treasurer


LENDERS:


                                     WACHOVIA BANK, NATIONAL     ASSOCIATION,
                                       as Administrative Agent and as a Lender


                                     By: /S/  THOMAS M. HARPER
                                              ----------------
                                     Name:    THOMAS M. HARPER
                                     Title:   Senior Vice President



                                     ADDISON CDO, LIMITED (ACCT 1279)
                                     By:  Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                     By:/S/ MOHAN V. PHANSALKAR
                                            -------------------
                                     Name:  MOHAN V. PHANSALKER
                                     Title: Executive Vice President


                                     AERIES FINANCE-II LTD.
                                     By:    INVESCO SENIOR SECURED
                                            MANAGEMENT, INC. AS SUB-
                                            MANAGING AGENT

                                     By: /S/ ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  Authorized Signatory


                                     AIM FLOATING RATE FUND
                                     By:    INVESCO SENIOR SECURED
                                            MANAGEMENT, INC. AS ATTORNEY
                                            IN FACT

                                     By:   /S/ ANNE M. MCCARTHY
                                               ----------------
                                     Name:     ANNE M. MCCARTHY
                                     Title:    Authorized Signatory

                                     BANGKOK BANK PUBLIC COMPANY LIMITED

                                     By:/S/ PIYARATANA CONDRON
                                            ------------------
                                     Name:  PIYARATANA CONDRON
                                     Title: Vice President


                                     BANK OF MONTREAL

                                     By:/S/  S. VALIA
                                             --------
                                     Name:   S. VALIA
                                     Title:  MD


                                     CAPTIVA III FINANCE LTD. (ACCT. 275)
                                     AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY LLC

                                     By:/S/  DAVID DYER
                                             ----------
                                     Name:   DAVID DYER
                                     Title:  DIRECTOR


                                     CAPTIVA IV FINANCE LTD. (ACCT. 1275)
                                     AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY LLC

                                     By:/S/  DAVID DYER
                                             ----------
                                     Name:   DAVID DYER
                                     Title:  DIRECTOR


                                     CERES II FINANCE LTD.
                                     BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                     AS SUB-MANAGING AGENT (FINANCIAL)

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY

                                     CHARTER VIEW PORTFOLIO
                                     BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                     AS INVESTMENT ADVISOR

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY


                                     CHEVY CHASE BANK, F.S.B.

                                     By:/S/  DORY HALATI
                                             -----------
                                     Name:   DORY HALATI
                                     Title:  VICE PRESIDENT


                                     CIBC

                                     By:/S/  DOMINIC J. SORRESSO
                                             -------------------
                                     Name:   DOMINIC J. SORRESSO
                                     Title:  EXECUTIVE DIRECTOR
                                             CIBC WORLD MARKETS CORP.,
                                             AS AGENT


                                     CITADEL HILL 2000, LTD

                                     By:/S/  STEPHEN LOCKHART
                                             ----------------
                                     Name:   STEPHEN LOCKHART
                                     Title:  AUTHORIZED SIGNATORY


                                     CLYDESDALE CLO 2001-1, LTD
                                     BY:  NOMURA CORPORATE RESEARCH AND
                                          ASSET MANGEMENT INC. AS COLLATERAL
                                          MANAGER

                                     By:/S/  RICHARD W. STEWART
                                             ------------------
                                     Name:   RICHARD W. STEWART
                                     Title:  DIRECTOR

                                     COBANK, ACB

                                     By:/S/  S. RICHARD DILL
                                             ---------------
                                     Name:   S. RICHARD DILL
                                     Title:  VICE PRESIDENT


                                     COMPASS BANK

                                     By:/S/  K. KEELY WAGGONER
                                             -----------------
                                     Name:   K. KEELY WAGGONER
                                     Title:  VICE PRESIDENT


                                     COSTANTINUS EATON VANCE CDO V, LTD.
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/ PAYSON F. SWAFFIELD
                                            -------------------
                                     Name:  PAYSON F. SWAFFIELD
                                     Title: VICE PRESIDENT


                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By:/S/  ATTILA KOC
                                             ----------
                                     Name:   ATTILA KOC
                                     Title:  SENIOR VICE PRESIDENT


                                     CYPRESSTREE INVESTMENT MANAGEMENT  COMPANY,
                                     INC.
                                     AS: ATTORNEY-IN-FACT AND ON BEHALF OF
                                         FIRST ALLMERICA FINANCIAL LIFE
                                         INSURANCE COMPANY AS PORTFOLIO MANAGER

                                     By:/S/  PETER M. CAMPO
                                             --------------
                                     Name:   PETER M. CAMPO
                                     Title:  ASSOCIATE

                                     CYPRESSTREE INVESTMENT PARTNERS I, LTD
                                     BY: CYPRESSTREE INVESTMENT
                                         MANAGEMENT COMPANY INC.,  AS
                                         PORTFOLIO MANAGER

                                     By:/S/  PETER M. CAMPO
                                             --------------
                                     Name:   PETER M. CAMPO
                                     Title:  ASSOCIATE


                                     CYPRESSTREE INVESTMENT PARTNERS II, LTD
                                     BY: CYPRESSTREE INVESTMENT
                                         MANAGEMENT COMPANY INC.,  AS
                                         PORTFOLIO MANAGER

                                     By:/S/  PETER M. CAMPO
                                             --------------
                                     Name:   PETER M. CAMPO
                                     Title:  ASSOCIATE


                                     DELANO COMPANY (ACCT 274)
                                     BY: PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY LLC.,  AS ITS INVESTMENT
                                         ADVISOR

                                     By:/S/  MOHAN V. PHANSALKAR
                                             -------------------
                                     Name:   MOHAN V. PHANSALKAR
                                     Title:  EXECUTIVE VICE PRESIDENT


                                     DENALI CAPITAL LLC,  MANAGING MEMBER OF  DC
                                     FUNDING  PARTNERS,  PORTFOLIO  MANAGER  FOR
                                     DENALI CAPITAL CLO I, LTD., OR AN AFFILIATE

                                     By:/S/  JOHN P. THACKER
                                             ---------------
                                     Name:   JOHN P. THACKER
                                     Title:  CHIEF CREDIT OFFICER

                                     DIVERSIFIED CREDIT PORTFOLIO LTD.
                                     BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                     AS INVESTMENT ADVISOR

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY


                                     EAST WEST BANK


                                     By:/S/  NANCY S. MOORE
                                             --------------
                                     Name:   NANCY S. MOORE
                                     Title:  SENIOR VICE PRESIDENT


                                     EATON VANCE CDO III.LTD.
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT


                                     EATON VANCE CDO IV, LTD.
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT


                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT

                                     EATON VANCE SENIOR INCOME TRUST
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT


                                     ELT LTD.

                                     By:/S/  DIANA L. MUSHILL
                                             ----------------
                                     Name:   DIANA L. MUSHILL
                                     Title:  AUTHORIZED AGENT


                                     FIRSTAR BANK, N.A.

                                     By:/S/  DEREK S. ROUDEBUSH
                                             ------------------
                                     Name:   DEREK S. ROUDEBUSH
                                     Title:  VICE PRESIDENT


                                     FLAGSHIP CLO 2001-1
                                     BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                     By:/S/  ERIC S. MEYER
                                             -------------
                                     Name:   ERIC S. MEYER
                                     Title:  DIRECTOR


                                     FRANKLIN CLO II, LTD

                                     By:/S/  RICHARD D'ADDARIO
                                             -----------------
                                     Name:   RICHARD D'ADDARIO
                                     Title:  SENIOR VICE PRESIDENT


                                     FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                     By:/S/  RICHARD D'ADDARIO
                                             -----------------
                                     Name:   RICHARD D'ADDARIO
                                     Title:  SENIOR VICE PRESIDENT

                                     FRANKLIN FLOATING RATE MASTER SERIES

                                     By:/S/  RICHARD D'ADDARIO
                                             -----------------
                                     Name:   RICHARD D'ADDARIO
                                     Title:  SENIOR VICE PRESIDENT


                                     FRANKLIN FLOATING RATE TRUST

                                     By:/S/  RICHARD D'ADDARIO
                                             -----------------
                                     Name:   RICHARD D'ADDARIO
                                     Title:  SENIOR VICE PRESIDENT


                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By:/S/  ROBERT M. KADLICK
                                             -----------------
                                     Name:   ROBERT M. KADLICK
                                     Title:  DULY AUTHORIZED SIGNATORY


                                     GMAC BUSINESS CREDIT, LLC

                                     By:/S/  CRAIG NAILITT
                                             -------------
                                     Name:   CRAIG NAILITT
                                     Title:  ASSISTANT VICE PRESIDENT


                                     GRAYSON & COMPANY
                                     BY: BOSTON MANAGEMENT AND RESEARCH
                                         AS INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT


                                     GRAYSTON CLO 2001-1 LTD.
                                     BY: BEAR STEARNS ASSET MANAGEMENT AS
                                             ITS COLLATERAL MANAGER

                                     By:/S/  NJALL ROSENZWEIG
                                             ----------------
                                     Name:   NJALL ROSENZWEIG
                                     Title:  ASSOCIATE DIRECTOR

                                     HARBOURVIEW CDO II LTD, FUND

                                     By:/S/  DAVID FOXHOVEN
                                             --------------
                                     Name:   DAVID FOXHOVEN
                                     Title:  A.V.P.


                                     HARCH CLO I, LTD.

                                     By:/S/  MICHAEL E. LEWITT
                                             -----------------
                                     Name:   MICHAEL E. LEWITT
                                     Title:  AUTHORIZED SIGNATORY


                                     HARRIS TRUST AND SAVINGS BANK,
                                     AS DOCUMENTATION AGENT AND AS A LENDER

                                     By:/S/  SCOTT PLACE
                                             -----------
                                     Name:   SCOTT PLACE
                                     Title:  VICE PRESIDENT


                                     HELLER FINANCIAL, INC.

                                     By:/S/  ROBERT M. KADLICK
                                             -----------------
                                     Name:   ROBERT M. KADLICK
                                     Title:  DULY AUTHORIZED SIGNATORY


                                     IKB CAPITAL CORPORATION

                                     By:/S/  DAVID SNYDER
                                             ------------
                                     Name:   DAVID SNYDER
                                     Title:  PRESIDENT


                                     INDOSUEZ CAPITAL FUNDING III, LIMITED
                                     BY: INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR

                                     By:/S/  CHARLES KOBAYASHI
                                             -----------------
                                     Name:   CHARLES KOBAYASHI
                                     Title:  PRINCIPAL AND PORTFOLIO MANAGER

                                     INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                     BY: INDOSUEZ CAPITAL AS COLLATERAL MANAGER

                                     By:/S/  CHARLES KOBAYASHI
                                             -----------------
                                     Name:   CHARLES KOBAYASHI
                                     Title:    PRINCIPAL AND PORTFOLIO MANAGER


                                     INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                     BY: RBC  LEVERAGED  CAPITAL  AS   PORTFOLIO
                                     ADVISOR

                                     By:/S/  MELISSA MARANO
                                             --------------
                                     Name:   MELISSA MARANO
                                     Title:  DIRECTOR


                                     ING PRIME RATE TRUST
                                     BY: ING INVESTMENTS, LLC AS ITS  INVESTMENT
                                     MANAGER

                                     By:/S/  JEFFREY A. BAKALAR
                                             ------------------
                                     Name:   JEFFREY A. BAKALAR
                                     Title:  SENIOR VICE PRESIDENT


                                     INVESCO CBO 2000-1 LTD.
                                     BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                     AS PORTFOLIO ADVISOR

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY


                                     INVESCO EUROPEAN CDO I.S.A.
                                     BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                     AS COLLATERAL MANAGER

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY

                                     JPMORGAN  CHASE  BANK,  AS  TRUSTEE  OF THE
                                     ANTARES  FUNDING  TRUST CREATED UNDER TRUST
                                     AGREEMENT DATED AS OF NOVEMBER 30, 1999

                                     By:/S/  LESLIE HUNDLEY
                                             --------------
                                     Name:   LESLIE HUNDLEY
                                     Title:    OFFICER


                                     LCM I LIMITED PARTNERSHIP
                                     BY: LYON CAPITAL MANAGEMENT LLC AS ATTORNEY
                                     IN FACT

                                     By:/S/  MARK A. CAMPELLONE
                                             ------------------
                                     Name:   MARK A. CAMPELLONE
                                     Title:  SENIOR PORTFOLIO MANAGER


                                     MERRILL LYNCH CAPITAL CORPORATION

                                     By:/S/  MICHAEL E. O'BRIEN
                                             ------------------
                                     Name:   MICHAEL E. O'BRIEN
                                     Title:  VICE PRESIDENT


                                     ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,
                                     BY: ING INVESTMENTS, LLC AS ITS  INVESTMENT
                                     MANAGER

                                     By:/S/  JEFFREY A. BAKALAR
                                             ------------------
                                     Name:   JEFFREY A. BAKALAR
                                     Title:  SENIOR VICE PRESIDENT


                                     ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,
                                     BY: ING INVESTMENTS, LLC AS ITS  INVESTMENT
                                     MANAGER

                                     By:/S/  JEFFREY A. BAKALAR
                                             ------------------
                                     Name:   JEFFREY A. BAKALAR
                                     Title:  SENIOR VICE PRESIDENT

                                     MOUNTAIN CAPITAL CLO 1 LTD.

                                     By:/S/  DARREN P. RILEY
                                             ---------------
                                     Name:   DARREN P. RILEY
                                     Title:  DIRECTOR


                                     MOUNTAIN CAPITAL CLO 11 LTD.

                                     By:/S/  DARREN P. RILEY
                                             ---------------
                                     Name:   DARREN P. RILEY
                                     Title:  DIRECTOR


                                     NATEXIS BANQUES POPULAIRES

                                     By:/S/  FRANK H. MADDEN, JR.
                                             -----------------
                                     Name:   FRANK H. MADDEN, JR.
                                     Title:  VICE PRESIDENT & GROUP MANAGER

                                     By:/S/  KRISTEN BRAINARD
                                             -----------------
                                     Name:   KRISTEN BRAINARD
                                     Title:  ASSOCIATE


                                     NOMURA BOND & LOAN FUND
                                     BY: UFJ TRUST COMPANY OF NEW YORK AS
                                         TRUSTEE
                                     BY: NOMURA CORPORATE RESEARCH AND
                                         ASSET MANAGEMENT INC., ATTORNEY IN FACT

                                     By:/S/  RICHARD W. STEWART
                                             -----------------
                                     Name:   RICHARD W. STEWART
                                     Title:  DIRECTOR


                                     NOVA CDO 2001, LTD.

                                     By:/S/  TYLER LINDBLAD
                                             --------------
                                     Name:   TYLER LINDBLAD
                                     Title:  DIRECTOR

                                     OAK HILL CREDIT PARTNERS I LIMITED
                                     BY: OAK HILL CLO MANAGEMENT, LLC AS
                                     INVESTMENT MANAGER

                                     By:/S/  SCOTT D. KRASE
                                             --------------
                                     Name:   SCOTT D. KRASE
                                     Title:  AUTHORIZED SIGNATORY



                                     OAK HILL SECURITIES FUND, L.P.
                                     BY:  OAK  HILL  SECURITES  GENPAR, L.P. ITS
                                          GENERAL PARTNER
                                     BY:  OAK  HILL  SECURITIES  MGP,  INC., ITS
                                          GENERAL PARTNER

                                     By:/S/  SCOTT D. KRASE
                                             --------------
                                     Name:   SCOTT D. KRASE
                                     Title:  AUTHORIZED SIGNATORY


                                     OAK HILL SECURITIES FUND II, L.P.
                                     BY:  OAK HILL SECURITES GENPAR II, L.P. ITS
                                          GENERAL PARTNER
                                     BY:  OAK HILL SECURITIES MGP II, INC.,  ITS
                                          GENERAL PARTNER

                                     By:/S/  SCOTT D. KRASE
                                             --------------
                                     Name:   SCOTT D. KRASE
                                     Title:  AUTHORIZED SIGNATORY


                                     OXFORD STRATEGIC INCOME FUND
                                     BY: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT

                                     PACIFICA PARTNERS I, LP BY IMPERIAL  CREDIT
                                     ASSET MANAGEMENT AS ITS INVESTMENT MANAGER

                                     By:/S/  DEAN K. KAWAI
                                             -------------
                                     Name:   DEAN K. KAWAI
                                     Title:  VICE PRESIDENT


                                     PILGRAM CLO 1999-1 LTD.
                                     BY: ING INVESTMENTS, LLC AS ITS
                                             INVESTMENT MANAGER

                                     By:/S/  JEFFREY A. BAKALAR
                                             ------------------
                                     Name:   JEFFREY A. BAKALAR
                                     Title:  SENIOR VICE PRESIDENT



                                     PINEHURST TRADING, INC.

                                     By:/S/  DIANA L. MUSHILL
                                             ----------------
                                     Name:   DIANA L. MUSHILL
                                     Title:  ASSISTANT VICE PRESIDENT


                                     BY: ING INVESTMENTS, LLC AS ITS
                                         INVESTMENT MANAGER

                                     By:/S/  JEFFREY A. BAKALAR
                                             ------------------
                                     Name:  JEFFREY A. BAKALAR
                                     Title: SENIOR VICE PRESIDENT


                                     RIVIERA FUNDING LLC

                                     By:/S/  DIANA L. MUSHILL
                                             ----------------
                                     Name:   DIANA L. MUSHILL
                                     Title:  ASSISTANT VICE PRESIDENT

                                     ROYALTON COMPANY (ACCT 280)
                                     BY: PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY LLC, AS ITS INVESTMENT ADVISOR


                                     By:/S/  MOHAN V. PHANSALKAR
                                             -------------------
                                     Name:   MOHAN V. PHANSALKAR
                                     Title:  EXECUTIVE VICE PRESIDENT


                                     SALOMON BROTHERS HOLDING COMPANY, INC.

                                     By:/S/  PIERCE BATROUNI
                                             ---------------
                                     Name:   PIERCE BATROUNI


                                     SENIOR DEBT PORTFOLIO
                                     BY: BOSTON MANAGEMENT AND RESEARCH
                                         AS INVESTMENT ADVISOR

                                     By:/S/  PAYSON F. SWAFFIELD
                                             -------------------
                                     Name:   PAYSON F. SWAFFIELD
                                     Title:  VICE PRESIDENT


                                     SEQUILS-LIBERTY, LTD.
                                     BY: INVESCO SENIOR SECURED
                                         MANAGEMENT, INC. AS COLLATERAL MANAGER


                                     By:/S/  ANNE M. MCCARTHY
                                             -------------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY


                                     SEQUILS-MAGNUM, LTD. (#1280)
                                     BY: PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY LLC, AS ITS INVESTMENT ADVISOR

                                     By:/S/  MOHAN V. PHANSALKAR
                                             -------------------
                                     Name:   MOHAN V. PHANSALKAR
                                     Title:  EXECUTIVE VICE PRESIDENT

                                     STANWICH LOAN FUNDING LLC

                                     By:/S/  DIANA L. MUSHILL
                                             ----------------
                                     Name:   DIANA L. MUSHILL
                                     Title:  ASSISTANT VICE PRESIDENT


                                     THE SUMITOMO TRUST & BANKING CO., LTD.  NEW
                                     YORK BRANCH

                                     By:/S/  ELIZABETH A. QUIRK
                                             ------------------
                                     Name:   ELIZABETH A. QUIRK
                                     Title:  VICE PRESIDENT


                                     SUNTRUST BANK

                                     By:/S/  ELLYN RIVKEES
                                             -------------
                                     Name:   ELLYN RIVKEES
                                     Title:  DIRECTOR


                                     SUP PROVIDENT

                                     By:/S/  STEVE TOUVLLE
                                             -------------
                                     Name:   STEVE TOUVLLE


                                     TAIPEI BANK

                                     By:/S/  SOPHIA JING
                                             -----------
                                     Name:   SOPHIA JING
                                     Title:  VP & GENERAL MANAGER
                                             TAIPEI BANK, NY AGENCY


                                     TEXTRON FINANCIAL CORPORATION

                                     By:/S/  NAOTO HYASHIDA
                                             --------------
                                     Name:   NAOTO HYASHIDA
                                     Title:  DIRECTOR

                                     TORONTO DOMINION (NEW YORK), INC.

                                     By:/S/  SUSAN K. STRONG
                                             ---------------
                                     Name:   SUSAN K. STRONG
                                     Title:  VICE PRESIDENT


                                     TRANSMERICA  BUSINESS  CAPITAL  CORPORATION
                                     (AS SUCCESSOR IN INTEREST TO TRANSAMERICA
                                     BUSINESS CREDIT CORPORATION)

                                     By:/S/  STEVE GOETSCHINUS
                                             -----------------
                                     Name:   STEVE GOETSCHIUS
                                     Title:  SENIOR VICE PRESIDENT


                                     TRITON CBO III, LIMITED
                                     BY: INVESCO SENIOR SECURED
                                         MANAGEMENT, INC. AS INVESTMENT ADVISOR

                                     By:/S/  ANNE M. MCCARTHY
                                             ----------------
                                     Name:   ANNE M. MCCARTHY
                                     Title:  AUTHORIZED SIGNATORY